UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	October 12, 2005
(October 12, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 9.01  Financial Statements and Exhibits

In Item 1.01 of a Current Report on Form 8-K filed on March 2, 2005, PNM Resources, Inc. (the "Company") reported that its subsidiary, PNMR Development and Management Corporation ("PNMR Development"), entered into an Engineering, Procurement and Construction Agreement (the "Construction Agreement"), dated as of February 24, 2005, with Fluor Enterprises, Inc. ("Fluor"), as contractor and PNMR Development, Tucson Electric Power Company and Phelps Dodge Energy Services, LLC.  The Construction Agreement was filed, without exhibits attached thereto, as Exhibit 10.137 to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 2005.  Confidential treatment was requested for portions of this exhibit, and such portions were omitted from this exhibit filed and were filed separately with the Securities and Exchange Commission The Company is now refiling the Construction  Agreement, with all exhibits attached thereto, as Exhibit 10.137 to this Current Report.  Confidential treatment was requested for portions of this exhibit, and such portions were omitted from this exhibit as filed and were filed separately with the Securities and Exchange Commission.

(d)  Exhibits

10.137  Engineering, Procurement and Construction Agreement, dated as of February 24, 2005, among Fluor Enterprises, Inc., as contractor and PNMR Development and Management Corporation, Tucson Electric Power Company  and Phelps Dodge Energy Services, LLC (collectively referred to as  owner). (Confidential treatment was requested for portions of this exhibit, and such portions were omitted from this exhibit filed and were filed separately with the Securities and Exchange Commission).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: October 12, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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